Janus Henderson Growth and Income Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares		Value
Common Stocks– 99.9%
Aerospace & Defense – 1.9%
General Dynamics Corp	524,869	$109,419,440
L3Harris Technologies Inc	170,511	36,359,766
		145,779,206
Air Freight & Logistics – 1.9%
United Parcel Service Inc	703,521	150,792,691
Banks – 3.1%
JPMorgan Chase & Co	1,519,069	240,544,576
Beverages – 0.4%
Constellation Brands Inc	129,667	32,542,527
Biotechnology – 2.6%
AbbVie Inc	870,255	117,832,527
Gilead Sciences Inc	1,135,214	82,427,889
		200,260,416
Capital Markets – 5.2%
Charles Schwab Corp	521,460	43,854,786
CME Group Inc	689,999	157,637,171
Morgan Stanley	1,651,391	162,100,541
S&P Global Inc	91,569	43,214,158
		406,806,656
Chemicals – 1.2%
Air Products & Chemicals Inc	127,034	38,651,365
Sherwin-Williams Co	163,718	57,654,931
		96,306,296
Commercial Services & Supplies – 0.5%
Waste Management Inc	228,513	38,138,820
Communications Equipment – 0.9%
Motorola Solutions Inc	251,052	68,210,828
Consumer Finance – 2.1%
American Express Co	1,018,182	166,574,575
Electrical Equipment – 1.1%
Rockwell Automation Inc	238,404	83,167,235
Electronic Equipment, Instruments & Components – 3.1%
Corning Inc	2,186,513	81,403,879
TE Connectivity Ltd	995,814	160,664,631
		242,068,510
Entertainment – 1.7%
Activision Blizzard Inc	578,324	38,475,896
Electronic Arts Inc	339,646	44,799,307
Warner Music Group Corp - Class A	1,147,660	49,555,959
		132,831,162
Food & Staples Retailing – 2.3%
Costco Wholesale Corp	224,403	127,393,583
Sysco Corp	638,043	50,118,278
		177,511,861
Food Products – 1.2%
Hershey Co	492,284	95,242,185
Health Care Equipment & Supplies – 5.0%
Abbott Laboratories	1,109,995	156,220,696
Dentsply Sirona Inc	1,123,655	62,688,712
Medtronic PLC	1,105,337	114,347,113
Stryker Corp	209,711	56,080,916
		389,337,437
Health Care Providers & Services – 3.4%
Quest Diagnostics Inc	196,788	34,046,292
UnitedHealth Group Inc	457,240	229,598,494
		263,644,786
Hotels, Restaurants & Leisure – 3.8%
McDonald's Corp	700,755	187,851,393
Starbucks Corp	935,308	109,402,977
		297,254,370
Household Durables – 1.4%
Garmin Ltd	797,996	108,663,115
Household Products – 2.0%
Procter & Gamble Co	960,062	157,046,942
Industrial Conglomerates – 1.7%
Honeywell International Inc	649,472	135,421,407
Information Technology Services – 9.4%
Accenture PLC	945,106	391,793,692

Shares		Value
Common Stocks– (continued)
Information Technology Services– (continued)
Automatic Data Processing Inc	327,909	$80,855,801
Cognizant Technology Solutions Corp	451,955	40,097,448
Fidelity National Information Services Inc	673,872	73,553,129
Visa Inc	673,815	146,022,449
		732,322,519
Internet & Direct Marketing Retail – 0.9%
eBay Inc	1,092,238	72,633,827
Leisure Products – 1.4%
Hasbro Inc	1,098,057	111,760,241
Machinery – 2.8%
Deere & Co	484,099	165,992,706
Trane Technologies PLC	261,908	52,913,273
		218,905,979
Media – 2.8%
Comcast Corp	3,501,027	176,206,689
Interpublic Group of Cos Inc	1,004,602	37,622,345
		213,829,034
Multiline Retail – 1.2%
Target Corp	390,634	90,408,333
Pharmaceuticals – 4.6%
AstraZeneca PLC (ADR)	229,478	13,367,093
Eli Lilly & Co	647,614	178,883,939
Merck & Co Inc	1,131,729	86,735,711
Zoetis Inc	318,268	77,666,940
		356,653,683
Professional Services – 0.3%
Booz Allen Hamilton Holding Corp	274,162	23,246,196
Road & Rail – 0.8%
Union Pacific Corp	236,707	59,633,594
Semiconductor & Semiconductor Equipment – 5.4%
KLA Corp	543,084	233,585,859
Texas Instruments Inc	995,685	187,656,752
		421,242,611
Software – 11.3%
Intuit Inc	113,378	72,926,997
Microsoft Corp	2,140,753	719,978,049
Oracle Corp	975,498	85,073,181
		877,978,227
Specialty Retail – 2.5%
Best Buy Co Inc	321,792	32,694,067
Home Depot Inc	389,971	161,841,865
		194,535,932
Technology Hardware, Storage & Peripherals – 8.6%
Apple Inc	3,751,619	666,174,986
Textiles, Apparel & Luxury Goods – 1.4%
VF Corp	1,521,908	111,434,104
Total Common Stocks (cost $3,515,782,961)		7,778,904,867
Investment Companies– 0.1%
Money Markets – 0.1%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº,£((cost $6,700,975)	6,700,305	6,700,975
Total Investments (total cost $3,522,483,936) – 100.0%		7,785,605,842
Cash, Receivables and Other Assets, net of Liabilities – 0%		1,487,832
Net Assets – 100%		$7,787,093,674

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$7,772,238,749	99.8%
United Kingdom	13,367,093	0.2

Total	$7,785,605,842	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/21
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	$1,075	$-	$-	$6,700,975

	Value at 9/30/21	Purchases	Sales Proceeds	Value at 12/31/21
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	13,284,317	55,393,058	(61,976,400)	6,700,975

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

ºº	Rate shown is the 7-day yield as of December 31, 2021.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2021.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$7,778,904,867	$-	$-
Investment Companies	-	6,700,975	-
Total Assets	$7,778,904,867	$6,700,975	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-25-70240 03-22